SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 2, 2004

A. O. Smith Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-475	39-0619790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 245008, Milwaukee, Wisconsin 53224-9508
(Address of principal executive offices, including zip code)

(414) 359-4000
(Registrant’s telephone number, including area code)

Item 5.  Other Events and Regulation FD Disclosure

On April 2, 2004, A. O. Smith Corporation (“the Company”) issued a news release reducing the Company’s first quarter earnings estimate. A copy of the Company’s news release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

On April 2, 2004, the Company held a Conference Call at 10:00 a.m. Eastern Time in connection with the Company’s announcement reducing the first quarter earnings estimate. A copy of the Company’s script for such conference call is attached as Exhibit 99.2, to this Current Report and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits. The following exhibit is being filed herewith:

(99.1)     News Release of A. O. Smith Corporation, dated April 2, 2004.

(99.2)     Script from the Conference Call held on April 2, 2004 at 10:00 a.m. Eastern Time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION

Date: April 2, 2004	By: /s/ Kenneth W. Krueger
Kenneth W. Krueger
Senior Vice President and
Chief Financial Officer

A. O. SMITH CORPORATION

Exhibit Index to Current Report on Form 8-K Dated April 2, 2004.

Exhibit
Number     Description

99.1	News Release of A. O. Smith Corporation, dated April 2, 2004.
99.2	Script from the Conference Call held on April 2, 2004 at 10:00 a.m. Eastern Time.